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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K



                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  April 3, 2001


                            LITTON INDUSTRIES, INC.
              (Exact Name of Registrant as Specified in Charter)


      DELAWARE                      1-3998                   95-1775499
(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                        Identification No.)


                            21240 BURBANK BOULEVARD
                     WOODLAND HILLS, CALIFORNIA 91367-6675
         (Address of Principal Executive Offices, Including Zip Code)


                                (818) 598-5000
             (Registrant's Telephone Number, Including Area Code)


                                     NONE
            (Former Name or Address, if Changed Since Last Report)
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Item 1. Changes in Control of Registrant

     Litton Industries, Inc., a Delaware corporation (the "Registrant"), entered into an Amended and Restated Agreement and Plan of Merger (the "Amended Merger
Agreement"), dated as of January 23, 2001, among the Registrant, Northrop
Grumman Systems Corporation (formerly Northrop Grumman Corporation), a Delaware corporation ("Systems"), Northrop Grumman Corporation (formerly NNG, Inc.), a
Delaware corporation ("New Northrop Grumman") and LII Acquisition Corp., a
Delaware corporation and wholly-owned subsidiary of Northrop Grumman ("LII").

     In connection with the Amended Merger Agreement, Systems and New Northrop
Grumman entered into a Stockholder's Agreement, dated as of January 23, 2001 with Unitrin, Inc., which, together with its subsidiaries and affiliates, owned approximately 27.8% of the outstanding shares of common stock of the Registrant
(together with associated rights, the "Litton Common Stock") as of January 23, 2001. Pursuant to the Stockholder's Agreement, Unitrin agreed to tender, and to cause its subsidiaries and affiliates to tender, at least 3,750,000 of their shares of Litton Common Stock for shares of Series B Preferred Stock of New
Northrop Grumman, and the remainder for shares of common stock of New Northrop
Grumman. In addition, Systems and New Northrop Grumman entered into a
Registration Rights Agreement dated as of January 23, 2001 with Unitrin, Inc., whereby Systems and New Northrop Grumman agreed to provide certain registration rights to Unitrin with respect to the shares of the Registrant's stock issued in exchange for Unitrin's and its subsidiaries' and affiliates' Litton Common
Stock. The Stockholder's Agreement and the Registration Rights Agreement are included as Exhibits 10.1 and 4.1 hereto, and reference is made thereto for the complete terms and conditions of each agreement.

     Pursuant to the Amended Merger Agreement, New Northrop Grumman agreed to acquire the Registrant through an offer to purchase or exchange (the "Offer") all of the outstanding capital stock of the Registrant, followed by a merger
(the "Litton Merger") of LII with and into the Registrant, with the Registrant as the corporation surviving the Litton Merger as a wholly-owned subsidiary of New Northrop Grumman. Pursuant to the Offer to Purchase or Exchange dated
February 1, 2001 and comprising a part of New Northrop Grumman's Registration
Statement on Form S-4 (Commission File No. 333-54800) as amended from time to time, New Northrop Grumman offered to purchase (a) each outstanding share of the Litton Common Stock for any of the following, at the election of the holder: (i)
$80.00 net per share, in cash, not subject to proration, (ii) 0.9286 shares of common stock of New Northrop Grumman, par value $1.00 per share, subject to proration, or (iii) 0.80 shares of Series B Preferred Stock of New Northrop
Grumman, subject to proration, and (b) each outstanding share of Series B $2
Cumulative Preferred Stock (the "Litton Preferred Stock") of Litton for $35.00 net per share, in cash. Pursuant to the Offer, a maximum of 13,000,000 shares of New Northrop Grumman common stock and 3,500,000 shares of New Northrop Grumman
Series B Preferred Stock were issuable in exchange for validly tendered shares of Litton Common Stock.

     Pursuant to the Amended Merger Agreement, on April 2, 2001, Systems completed a corporate reorganization to create a holding company structure (the
"Northrop Reorganization") that was effected by action of its Board of Directors without a vote of System's stockholders pursuant to Section 251(g) of the Delaware General Corporation Law (the "DGCL"). In accordance with Section 251(g) of the DGCL, NGC Acquisition Corp., a Delaware corporation and indirect wholly-owned subsidiary of Systems, was merged with and into Systems, with Systems as the surviving corporation and a wholly-owned subsidiary of New Northrop Grumman, the new holding company. At the

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effective time of that merger and in connection with the Northrop
Reorganization, New Northrop Grumman changed its name from NNG, Inc. to
"Northrop Grumman Corporation," and Northrop Grumman Corporation changed its name to "Northrop Grumman Systems Corporation."

     The Offer expired at Midnight New York City time on Monday, April 2, 2001 and at approximately 12:30 a.m. on April 3, 2001, New Northrop Grumman accepted for purchase or exchange 44,660,440 shares of Litton Common Stock and 240,632 shares of Litton Preferred Stock, which represents approximately 97.3% of the outstanding shares of Litton Common Stock and approximately 58.6% of the outstanding shares of Litton Preferred Stock, respectively, as of March 28, 2001. On April 11, 2001, New Northrop Grumman assigned all of its right, title and interest in the 240,632 shares of Litton Preferred Stock purchased by it pursuant to the Offer to Systems, its wholly-owned subsidiary.

     Pursuant to the Amended Merger Agreement, on April 3, 2001, all but four members of the Litton Board of Directors resigned from the Board of Directors.
The size of the Litton Board of Directors was reduced from fourteen to nine, with the remaining members of the Litton Board of Directors electing five new directors designated by New Northrop Grumman to fill the vacancies created by the resignations of the members of the Litton Board of Directors. On April 11, 2001, C.B. Thornton, Jr. resigned from the Litton Board of Directors pursuant to a written letter of resignation.

     Pursuant a letter agreement with Dr. Ronald D. Sugar dated December 21,
2000, as amended on January 31, 2001, Systems and Dr. Sugar agreed that Dr.
Sugar will serve as Corporate Vice President of New Northrop Grumman and as
President and Chief Executive Officer of Litton effective as of the closing of the Litton Merger, and that Dr. Sugar would be nominated to New Northrop
Grumman's Board of Directors prior to the closing of the Litton Merger, provided that the Litton Merger closes on or before December 31, 2001. On April 3, 2001,
Dr. Sugar was elected to New Northrop Grumman's Board of Directors. In general, under the terms of the letter agreement, New Northrop Grumman assumes Litton's obligations under Dr. Sugar's change of control employment agreement and his letter agreement dated June 21, 2000.

     New Northrop Grumman and Systems obtained the funds necessary to purchase the shares of Litton capital stock in the Offer from (a) advances under senior credit facilities with an aggregate principal amount of up to $5,000,000,000 and
(b) an offering pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended, of $1,500,000,000 in debt securities, as described below.

     New Northrop Grumman, Systems and the Registrant entered into a $2,500,000,000 364-day revolving credit facility with The Chase Manhattan Bank,
Credit Suisse First Boston, and JP Morgan dated as of March 30, 2001 and a separate $2,500,000,000 five-year revolving credit facility with The Chase
Manhattan Bank, Credit Suisse First Boston, and JP Morgan dated as of March 30,
2001. Each of the credit facilities contains usual and customary affirmative and negative covenants, including customary financial covenants. Interest rates for the loans will be adjusted LIBOR (which will at all times include statutory reserves) or the adjusted base rate, at the election of Systems, in each case plus spreads depending upon a schedule of certain specified Standard & Poor's and Moody's Investor Services ratings of Systems. Systems may elect periods of one, two, three or six months for adjusted LIBOR borrowings under the loans. The credit facilities described in this paragraph are included as Exhibits 10.6 and
10.7 hereto, and reference is made thereto for the complete terms and conditions of such credit facilities.

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     In February 2001, Systems issued $1,500,000,0000 of indebtedness to qualified institutional buyers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, consisting of $750,000,000 of 7 1/8% Notes due 2011 and $750,000,000 of 7 3/4% Debentures
due 2031. The 7 1/8% Notes due 2011 were issued at an issue price of 99.715% of face value and the 7 3/4% Debentures due 2031 were issued at an issue price of
99.051% of face value, plus, in each case, accrued interest from February 27,
2001. The Notes and Debentures represent senior unsecured obligations of New
Northrop Grumman and Systems. The senior debt indenture pursuant to which
Systems issued the 7 1/8% Notes due 2011 and 7 3/4% Debentures due 2031 contains customary covenants and restrictions relating to, among other things, limitations on liens, sale and leaseback arrangements and funded debt of subsidiaries. The form of Officer's Certificate establishing the terms of the 7
1/8% Notes due 2011 and the 7 3/4% Debentures due 2031 is included as Exhibit
10.9 hereto. The foregoing summary is qualified in its entirety by such exhibits, and reference is made thereto for the complete terms and conditions of each such instrument.

     On April 3, 2001, New Northrop Grumman executed and delivered guarantees of the outstanding indenture indebtedness of the Registrant and Systems, Systems executed and delivered guarantees of the outstanding indenture indebtedness of the Registrant and the Registrant executed and delivered guarantees of the outstanding indentures indebtedness of Systems. Such guarantees are included as Exhibits 10.10 through 10.13 hereto and reference is made thereto for the complete terms and conditions thereof.

     The foregoing summary is qualified in its entirety by the exhibits listed below, which are incorporated by this reference.

Item 7. Financial Statements, Pro Forma Financial Information And Exhibits

(c)    Exhibits

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
Exhibit                                                     Description of Exhibits
Number

2.1          Amended and Restated Agreement and Plan of Merger dated as of January 23, 2001, among Systems, New Northrop Grumman
             Registrant and LII Acquisition Corp. filed as exhibit 2.2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on February 1, 2001 and incorporated herein by reference.

4.1          Registration Rights Agreement dated as of January 23, 2001 by and among Systems, New Northrop Grumman and Unitrin,
             Inc., filed as exhibit (d)(6) to Amendment No. 4 to the Tender Offer Statement on Schedule to (the "Schedule TO")
             originally filed with the SEC on January 5, 2001 and incorporated herein by reference and amended pursuant to
             Amendment No. 4 thereto filed with the SEC on January 31, 2001 and incorporated herein by reference.

4.2          Form of Certificate of Designations, Preferences and Rights of Series B Preferred Stock of New Northrop Grumman filed as exhibit 4.2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on February 1, 2001 and incorporated herein by reference.

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
4.3          Rights Agreement dated as of January 31, 2001 between New Northrop Grumman and EquiServe Trust Company, N.A.
             filed as exhibit 4.3 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on March 27, 2001 and incorporated herein by reference.

10.1         Stockholder's Agreement dated as of January 23, 2001 among Systems, New Northrop Grumman and Unitrin, Inc., including form of Stockholder Subsidiary Proxy, filed as exhibit (d)(5) to Amendment No. 4 to the Schedule TO filed with the SEC on January 31, 2001 and incorporated herein by reference.

10.2         Employment Agreement with Dr. Ronald D. Sugar, filed as exhibit 99(e)(7) to the Solicitation/Recommendation Statement
             on Schedule 14D-9 filed with the SEC by Registrant on January 5, 2001 and incorporated herein by reference.

10.6         Form of $2,500,000,000 364-Day Revolving Credit Agreement among New Northrop Grumman, Systems, Registrant, the Lenders party thereto, The Chase Manhattan Bank and Credit Suisse First Boston, as Co-Administrative Agents, Salomon Smith
             Barney Inc., as Syndication Agent, and The Bank of Nova Scotia and Deutsche Banc Alex. Brown, Inc. as Co-Documentation
             Agents, filed as Exhibit 10.6 to Amendment No. 2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on
             March 27, 2001 and incorporated herein by reference.

10.7         Form of $2,500,000,000 Five-Year Revolving Credit Agreement among New Northrop Grumman, Systems, Registrant, the
             Lenders party thereto, The Chase Manhattan Bank and Credit Suisse First Boston, as Co-Administrative Agents, Salomon
             Smith Barney Inc., as Syndication Agent, and The Bank of Nova Scotia and Deutsche Banc Alex. Brown, Inc. as Co-
             Documentation Agents, filed as Exhibit 10.7 to Amendment No. 2 to Form S-4 Registration Statement No. 333-54800 filed with the SEC on March 27, 2001 and incorporated herein by reference.

10.8         Letter Agreement dated January 31, 2001 between Systems and Dr. Ronald D. Sugar, filed as exhibit 99(e)(16) to
             Amendment No. 3 to Solicitation/Recommendation Statement on Schedule 14D-9 filed with the SEC by Registrant on February
             1, 2001 and incorporated herein by reference.

10.9         Form of Officers' Certificate establishing the terms of Systems' 7-1/8% Notes due 2011 and 7-3/4% Debentures due 2031.

10.10        Form of Guarantee by New Northrop Grumman of Litton Indenture Indebtedness.

10.11        Form of Guarantee by New Northrop Grumman of Systems Indebtedness.

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
10.12        Form of Guarantee by Systems of Litton Indenture Indebtedness.

10.13        Form of Guarantee by Registrant of Systems Indenture Indebtedness.

99.1         Press Release of Registrant dated April 3, 2001, filed pursuant to Rule 425 with the SEC by Systems on April 4, 2001 and incorporated herein by reference.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  April 17, 2001

                              LITTON INDUSTRIES, INC.



                              By: /s/ John H. Mullan
                                 __________________________
                                 John H. Mullan
                                 Vice President and Secretary

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